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                     VANGUARD FLORIDA INSURED TAX-FREE FUND
                             PROSPECTUS SUPPLEMENT
                                NOVEMBER 1, 1995

Exchange Purchase Restriction

From December 1, 1995 to January 1, 1996, all purchases made by exchange from any Vanguard Fund into Vanguard Florida Insured Tax-Free Fund will be restricted to an amount less than $500,000.

This restriction is being implemented to prevent significant money movements into and out of the Fund by short-term shareholders attempting to avoid the Florida intangible personal property tax. Such asset movements would make it difficult for the Fund manager to maintain a competitive yield for the Fund's remaining, longer-term shareholders.

                                                                            PSIT